UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2017

OSPREY ENERGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38158	82-0820780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1845 Walnut Street, 10th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 832-4161

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 20, 2017, the registration statement (File No. 333-219025) for the initial public offering (the “IPO”) of Osprey Energy Acquisition Corp.’s (the “Company”) units (“Units”), each unit consisting of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one half of one warrant (each, a “Warrant”), where each whole Warrant entitles the holder to purchase one share of Common Stock, was declared effective by the Securities and Exchange Commission (as amended, the “Registration Statement”). In connection therewith and with the closing of the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●       An Underwriting Agreement, dated July 20, 2017 (the “Underwriting Agreement”), between the Company and Credit Suisse Securities (USA) LLC (“Credit Suisse”) as representative of the underwriters;

●       An Investment Management Trust Agreement, dated July 20, 2017, between the Company and Continental Stock Transfer & Trust Company;

●       A Warrant Agreement, dated July 20, 2017, between the Company and Continental Stock Transfer & Trust Company;

●       A Registration Rights Agreement, dated July 20, 2017, among the Company and certain security holders of the Company;

●       A Letter Agreement, dated July 20, 2017, by and among the Company, its officers, directors and Osprey Sponsor, LLC (the “Sponsor”); and

●       A Private Placement Warrants Purchase Agreement, dated July 20, 2017, by and between the Company and the Sponsor.

A description of the material terms of each of these agreements is included in the Registration Statement and incorporated herein by this reference.

On July 26, 2017, the Company consummated the sale of 25,000,000 Units in its IPO. The Units were sold in the IPO at an offering price of $10.00 per Unit for gross proceeds of $250,000,000 (before underwriting discounts and commissions and offering expenses). Pursuant to the Underwriting Agreement, the Company granted Credit Suisse a 45-day option to purchase up to 3,750,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option).

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Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the issuance and sale (“Private Placement”) of 7,000,000 warrants (the “Placement Warrants”) in a private placement transaction at a price of $1.00 per Placement Warrant, generating gross proceeds of $7,000,000. The Placement Warrants were purchased by the Sponsor and are identical to the Warrants included in the IPO except that, so long as they are held by the Sponsor or their permitted transferees (a) they are not redeemable by the Company, (b) they (including the underlying Common Stock) may not be transferred, assigned or sold until 30 days after the consummation of the Company’s initial business combination, subject to certain limited exceptions, and (c) they may be exercised on a cashless basis.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2017, the Company filed its amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the IPO. A description of the material terms of the Amended and Restated Certificate is included in the Registration Statement and incorporated herein by this reference. A copy of the Amended and Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

Item 8.01. Other Events.

A total of $250,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes (or dissolution expenses if a business combination is not consummated), none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of all shares of Common Stock issued in the IPO if the Company is unable to consummate an initial business combination within 24 months from the completion of the IPO (excluding any exercise of the underwriters’ Over-Allotment Option).

A copy of the press release issued by the Company on July 20, 2017 regarding the pricing of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company on July 26, 2017 regarding the closing of the IPO is included as Exhibit 99.2 to this Current Report on Form 8-K.

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Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 20, 2017, between the Company and Credit Suisse Securities (USA) LLC.

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on July 21, 2017.

4.1	Warrant Agreement, dated July 20, 2017, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated July 20, 2017, by and among the Company, its officers, directors and Osprey Sponsor, LLC.

10.2	Investment Management Trust Account Agreement, dated July 20, 2017, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated July 20, 2017, among the Company and certain security holders.

10.4	Private Placement Warrants Purchase Agreement, dated July 20, 2017, by and between the Company and Osprey Sponsor, LLC.

99.1	Press Release dated July 20, 2017 (pricing of the IPO).

99.2	Press Release dated July 26, 2017 (closing of the IPO).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2017

OSPREY ENERGY ACQUISITION CORP.

By:	/s/ Jeffrey F. Brotman
Name:	Jeffrey F. Brotman
Title:	Chief Financial Officer, Chief Legal Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 20, 2017, between the Company and Credit Suisse Securities (USA) LLC.

3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on July 21, 2017.

4.1	Warrant Agreement, dated July 20, 2017, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated July 20, 2017, by and among the Company, its officers, directors and Osprey Sponsor, LLC.

10.2	Investment Management Trust Account Agreement, dated July 20, 2017, between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement, dated July 20, 2017, among the Company and certain security holders.

10.4	Private Placement Warrants Purchase Agreement, dated July 20, 2017, by and between the Company and Osprey Sponsor, LLC.

99.1	Press Release dated July 20, 2017 (pricing of the IPO).

99.2	Press Release dated July 26, 2017 (closing of the IPO).

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